2024 Annual Dodd-Frank Act Stress Test Results Disclosure June 28, 2024 Exhibit 99

Agenda Page 1 Overview 1 2 2024 Supervisory Severely Adverse Scenario results 3 3 Risks and methodologies 10

1 https://www.federalreserve.gov/publications/files/2024-dfast-results-20240626.pdf 2 12 CFR 252.56(b) Overview This 2024 Annual Dodd-Frank Act Stress Test Results Disclosure presents the results of the annual stress test conducted by JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) as required under the rules of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) that implement the Dodd-Frank Act Stress Test (“DFAST” or the “Annual Stress Test”) requirements (“DFAST Rule”). The results reflect certain forecasted financial measures for the nine-quarter projection period (1Q24 through 1Q26) under the Supervisory Severely Adverse Scenario prescribed by the Federal Reserve. The stress test has been conducted in accordance with the regulations and other requirements of the Federal Reserve. The results represent hypothetical estimates under the Supervisory Severely Adverse Scenario prescribed by the Federal Reserve on February 15, 2024 and do not represent JPMorgan Chase's forecasts of actual expected gains, losses, pre-provision net revenue ("PPNR"), net income before taxes, capital, risk-weighted assets (“RWA”), or capital ratios. The results were calculated using forecasting models and methodologies developed by JPMorgan Chase. The Federal Reserve conducts its own stress tests of large banks, including JPMorgan Chase, based on forecasting models and methodologies developed by the Federal Reserve. Because the models and methodologies utilized by the Firm and the Federal Reserve are different, the results separately published by the Federal Reserve1 may vary from those disclosed in this report. JPMorgan Chase may not be able to explain the differences between the results published in this report and the results published by the Federal Reserve. This report does not include information on the Firm’s 2024 Stress Capital Buffer (“SCB”) requirement, which will be published by the Federal Reserve by August 31, 2024. JPMorgan Chase's results reflect the standardized set of capital action assumptions that are specified in the Federal Reserve's DFAST Rule2 for each quarter of the projection period, as follows: ⚫ No dividends on any instruments that qualify as common equity tier 1 capital (“CET1”); ⚫ Payments on instruments that qualify as additional tier 1 capital or tier 2 capital equal to the stated dividend, interest, or principal due on such instrument; ⚫ No redemption or repurchase of any capital instrument that is eligible for inclusion in the numerator of a regulatory capital ratio; and ⚫ No issuances of common stock or preferred stock A strong capital position is essential to the Firm's business strategy and competitive position. Maintaining a strong balance sheet to manage through economic volatility is considered a strategic imperative of the Firm’s Board of Directors, Chief Executive Officer and Operating Committee. Capital adequacy and stress testing is subject to oversight at the most senior levels of the Firm, including the Firm’s Board of Directors. The Annual Stress Test is subject to a governance framework, which includes oversight by the Board of Directors, the Firmwide Asset and Liability Committee, the Capital Governance Committee, the Firmwide and line of business (“LOB”) Chief Financial Officers and Chief Risk Officers, Model Risk Governance and Review, and Internal Audit. Overview 1

2024 Supervisory Severely Adverse Scenario overview ⚫ The Supervisory Severely Adverse Scenario, prescribed by the Federal Reserve, is characterized by a severe global recession, including prolonged declines in both residential and commercial real estate prices, which spill over into the corporate sector and affect investment sentiment ⚫ For the full scenario description and a complete set of economic variables provided by the Federal Reserve, see Board of Governors of the Federal Reserve System 2024 Stress Test Scenarios (February 15, 2024) ⚫ The Supervisory Severely Adverse Scenario assumes the following stress to key macroeconomic variables over a nine-quarter planning horizon: 1 As prescribed by the Federal Reserve, the "as-of" date for the 2024 Annual Stress Test global market shock and counterparty default components can be any date during the business week of October 13, 2023 KEY ECONOMIC VARIABLES IN THE SUPERVISORY SEVERELY ADVERSE SCENARIO ⚫ The Firm is also tested against the following additional, add-on components to the 2024 Supervisory Severely Adverse Scenario: ⚫ Global market shock – set of hypothetical shocks to a large set of risk factors which stress trading, private equity, and certain other fair-valued positions ⚫ Counterparty default – the unexpected default of the Firm’s largest counterparty determined by net stressed losses ADDITIONAL COMPONENTS1 Overview 2 Key macroeconomic variables U.S. real GDP - 4Q23 to trough (8.5%) U.S. unemployment rate - peak 10.0% 3-month Treasury yield - trough 0.1% 10-year Treasury yield - trough 0.8% BBB spreads - 4Q23 to peak 4.1% Stock market index - 4Q23 to trough (55%) House price index - 4Q23 to trough (36%) CRE price index - 4Q23 to trough (40%)

Agenda Page 1 Overview 1 2 2024 Supervisory Severely Adverse Scenario results ⚫ JPMorgan Chase & Co. ⚫ JPMorgan Chase Bank, N.A. 3 3 8 3 Risks and methodologies 10

2024 Supervisory Severely Adverse Scenario results | JPMorgan Chase & Co.

DFAST results under the Supervisory Severely Adverse Scenario

Capital and RWA projections – JPMorgan Chase

FIRM-CALCULATED PROJECTED STRESSED CAPITAL RATIOS[1,2] (1Q24 – 1Q26)

	Actual 4Q23	Regulatory minimum[3]	Stressed capital ratios	
			1Q26	Minimum[4]
Common equity tier 1 capital ratio (%)	15.0%	4.5%	13.4%	12.3%
Tier 1 risk-based capital ratio (%)	16.6%	6.0%	15.0%	13.8%
Total risk-based capital ratio (%)	18.5%	8.0%	16.9%	15.6%
Tier 1 leverage ratio (%)	7.2%	4.0%	6.1%	6.0%
Supplementary leverage ratio (%)	6.1%	3.0%	5.2%	5.2%

FIRM-CALCULATED PROJECTED RISK-WEIGHTED ASSETS

	Actual 4Q23	Projected 1Q26
Basel III Standardized risk-weighted assets ($B)	$1,672	$1,687

[1] Risk-based capital ratios were calculated under the Basel III Standardized rules. For additional information on Basel III, refer to Capital Risk Management on pages 91-101 and Note 27 on pages 289-290 of JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2023 ("2023 Form 10-K")
[2] The capital metrics include the impact of the Current Expected Credit Losses ("CECL") capital transition provisions. For additional information on CECL, refer to Capital Risk Management on pages 91-101 and Note 27 on pages 289-290 of JPMorgan Chase's 2023 Form 10-K
[3] Represents minimum requirements applicable to the Firm excluding regulatory capital buffers
[4] The minimum capital ratio represents the lowest calculated stressed risk-based and leverage-based capital ratios during the period 1Q24 to 1Q26

JPMorgan Chase & Co.
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Billions of dollars Pre-provision net revenue $73.3 1.8 % equals Net interest income 155.7 3.9 Noninterest income1 121.3 3.0 less Noninterest expense2 203.7 5.1 Other revenue3 0.0 less Provision for credit losses4 83.4 Credit losses on investment securities (AFS/HTM) 0.2 Trading and counterparty losses5 21.2 Other losses/(gains)6 3.1 equals Net income before taxes $(34.6) (0.9) % Memo items Other comprehensive income 7 $7.6 Other effects on capital Actual 4Q23 1Q26 Accumulated other comprehensive income ("AOCI") included in capital (billions of dollars) $(6.5) 1.0 Percent of average assets8 DFAST results under the Supervisory Severely Adverse Scenario Profit & loss projections – JPMorgan Chase FIRM-CALCULATED 9-QUARTER CUMULATIVE PROJECTED PPNR, LOSSES, NET INCOME BEFORE TAXES, AND OTHER COMPREHENSIVE INCOME (1Q24 – 1Q26) Note: Numbers may not sum due to rounding 1 The benefit to the Firm from the shared-loss agreements with the Federal Deposit Insurance Corporation (“FDIC”) related to the First Republic covered loan portfolio is included in noninterest income 2 Noninterest expense includes losses from operational risk events and other real estate owned costs 3 Other revenue includes one-time income and expense items not included in PPNR 4 Provision for credit losses includes the change in the allowance for loan losses and lending-related commitments 5 Trading and counterparty losses include mark-to-market (“MTM”) and credit valuation adjustment ("CVA") losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives and securities financing transaction activities 6 Other losses/(gains) include projected changes in fair value of loans held-for-sale ("HFS"), loans accounted for under the fair value option ("FVO"), equity securities not held for trading, and hedges on loans 7 Other comprehensive income is reported on a post-tax basis and includes net unrealized losses/(gains) on: (a) available-for-sale (“AFS”) investment securities and (b) net losses and prior service costs related to defined benefit pension and other postretirement employee benefit (“OPEB”) plans 8 Average assets is the nine-quarter average of total assets 2024 Supervisory Severely Adverse Scenario results | JPMorgan Chase & Co. 4

DFAST results under the Supervisory Severely Adverse Scenario Loan loss projections – JPMorgan Chase 1 Includes small and medium enterprise loans and corporate cards 2 Includes auto loans and other consumer loans 3 Includes international real estate loans, loans secured by farmland, loans to foreign governments, agricultural loans, securities lending, loans to depository and other financial institutions, and all other loans and leases 4 Portfolio loss rates are calculated by taking the cumulative losses over the nine-quarter projection period (i.e., 1Q24 to 1Q26) divided by the nine-quarter average loan balances excluding loans HFS and loans accounted for under the FVO FIRM-CALCULATED 9-QUARTER CUMULATIVE PROJECTED LOAN LOSSES, BY TYPE OF LOAN (1Q24 – 1Q26) First lien mortgages, domestic $2.7 1.0 % Junior liens and home equity lines of credit, domestic 0.3 1.8 Commercial & industrial1 20.1 9.5 Commercial real estate, domestic 4.8 3.3 Credit cards 21.8 12.3 Other consumer2 1.7 2.1 Other3 9.6 2.8 Total projected loan losses $61.0 4.9 % Loan type Billions of dollars Portfolio loss rates (%)4 2024 Supervisory Severely Adverse Scenario results | JPMorgan Chase & Co. 5

15.0% 13.4% 4.4% (5.0%) (1.3%) (0.2%) 0.5% (0.1%) 0.1% Launch point¹ (4Q23) PPNR (pretax) Provision for credit losses² (pretax) Trading and counterparty losses (pretax) Other losses³ (pretax) OCI included in capital RWA Other⁴ End point¹ (1Q26) CET1 capital $251 $73 $(84) $(21) $(3) $8 $2 $226 RWA $1,672 $15 $1,687 Key drivers of JPMorgan Chase’s pro forma CET1 ratio 1 4Q23 and 1Q26 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact for 1Q24 to 1Q26 2 Includes credit losses on investment securities (AFS/HTM) 3 Includes projected changes in fair value of loans HFS, loans accounted for under the FVO, equity securities not held for trading, and hedges on loans 4 Includes preferred stock dividends, income tax expense/(benefit), goodwill and intangibles net of related deferred tax liabilities, and other capital deductions Regulatory capital minimum: 4.5% FIRM-CALCULATED CET1 RATIO UNDER SUPERVISORY SEVERELY ADVERSE SCENARIO ($B) 2024 Supervisory Severely Adverse Scenario results | JPMorgan Chase & Co. 6

6.1% 5.2% 1.6% (1.8%) (0.5%) (0.1%) 0.2% (0.4%) 0.1% Launch point¹ (4Q23) PPNR (pretax) Provision for credit losses² (pretax) Trading and counterparty losses (pretax) Other losses³ (pretax) OCI included in capital SLR exposure Other⁴ End point¹ (1Q26) Tier 1 capital $277 $73 $(84) $(21) $(3) $8 $2 $253 SLR exposure $4,540 $280 $4,821 Key drivers of JPMorgan Chase’s pro forma SLR Regulatory capital minimum: 3.0% Note: Numbers may not sum due to rounding 1 4Q23 and 1Q26 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact for 1Q24 to 1Q26 2 Includes credit losses on investment securities (AFS/HTM) 3 Includes projected changes in fair value of loans HFS, loans accounted for under the FVO, equity securities not held for trading, and hedges on loans 4 Includes preferred stock dividends, income tax expense/(benefit), goodwill and intangibles net of related deferred tax liabilities, and other capital deductions FIRM-CALCULATED SLR UNDER SUPERVISORY SEVERELY ADVERSE SCENARIO ($B) 2024 Supervisory Severely Adverse Scenario results | JPMorgan Chase & Co. 7

Agenda Page 1 Overview 1 2 2024 Supervisory Severely Adverse Scenario results ⚫ JPMorgan Chase & Co. ⚫ JPMorgan Chase Bank, N.A. 3 3 8 3 Risks and methodologies 10

2024 Supervisory Severely Adverse Scenario results | JPMorgan Chase Bank, N.A.

DFAST results under the Supervisory Severely Adverse Scenario

Capital projections – JPMorgan Chase Bank, N.A. (JPMCB)[1]

JPMCB-CALCULATED PROJECTED STRESSED CAPITAL RATIOS[2,3] (1Q24 – 1Q26)

			Stressed capital ratios	
	Actual 4Q23	Regulatory minimum[4]	1Q26	Minimum[5]
Common equity tier 1 capital ratio (%)	16.2%	4.5%	15.5%	13.8%
Tier 1 risk-based capital ratio (%)	16.2%	6.0%	15.5%	13.8%
Total risk-based capital ratio (%)	17.3%	8.0%	16.7%	15.0%
Tier 1 leverage ratio (%)	7.9%	4.0%	6.7%	6.6%
Supplementary leverage ratio (%)	6.5%	3.0%	5.7%	5.6%

[1] For the full scenario description and instructions provided by the Office of the Comptroller of the Currency ("OCC"), see https://www.occ.treas.gov/publications-and-resources/forms/dodd-frank-act-stress-test/index-dodd-frank-act-stress-test.html

[2] Risk-based capital ratios were calculated under the Basel III Standardized rules. For additional information on Basel III, refer to Capital Risk Management on pages 91-101 and Note 27 on pages 289-290 of JPMorgan Chase's 2023 Form 10-K

[3] The capital metrics include the impact of the CECL capital transition provisions. For additional information on CECL, refer to Capital Risk Management on pages 91-101 and Note 27 on pages 289-290 of JPMorgan Chase's 2023 Form 10-K

[4] Represents minimum requirements applicable to JPMCB excluding regulatory capital buffers

[5] The minimum capital ratio represents the lowest calculated stressed risk-based and leverage-based capital ratios during the period 1Q24 to 1Q26

JPMORGAN CHASE & CO.

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Billions of dollars Pre-provision net revenue $79.3 2.2 % equals Net interest income 163.4 4.6 Noninterest income1 99.2 2.8 less Noninterest expense2 183.3 5.2 Other revenue3 0.0 less Provision for credit losses4 82.9 Credit losses on investment securities (AFS/HTM) 0.2 Trading and counterparty losses5 14.5 Other losses/(gains)6 2.5 equals Net income before taxes $(20.8) (0.6) % Memo items Other comprehensive income 7 $8.0 Other effects on capital Actual 4Q23 1Q26 Accumulated other comprehensive income ("AOCI") included in capital (billions of dollars) $(6.3) 1.7 Percent of average assets8 JPMCB-CALCULATED 9-QUARTER CUMULATIVE PROJECTED PPNR, LOSSES, NET INCOME BEFORE TAXES, AND OTHER COMPREHENSIVE INCOME (1Q24 – 1Q26) DFAST results under the Supervisory Severely Adverse Scenario Profit & loss projections – JPMorgan Chase Bank, N.A. (JPMCB) 1 The benefit to JPMCB from the shared-loss agreements with the FDIC related to the First Republic covered loan portfolio is included in noninterest income 2 Noninterest expense includes losses from operational risk events and other real estate owned costs 3 Other revenue includes one-time income and expense items not included in PPNR 4 Provision for credit losses includes the change in the allowance for loan losses and lending-related commitments 5 Trading and counterparty losses include MTM and CVA losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives and securities financing transaction activities 6 Other losses/(gains) include losses/(gains) associated with loans HFS, loans accounted for under the FVO, equity securities not held for trading, and hedges on loans 7 Other comprehensive income is reported on a post-tax basis and includes net unrealized losses/gains on: (a) AFS investment securities and (b) net losses and prior service costs related to defined benefit pension and OPEB plans 8 Average assets is the nine-quarter average of total assets 2024 Supervisory Severely Adverse Scenario results | JPMorgan Chase Bank, N.A. 9

Agenda Page 1 Overview 1 2 2024 Supervisory Severely Adverse Scenario results 3 3 Risks and methodologies 10

⚫ Operational risk is the risk of an adverse outcome resulting from inadequate or failed internal processes or systems; human factors; or external events impacting the Firm’s processes or systems. It includes cybersecurity, compliance, conduct, legal, and estimations and model risk ⚫ Cybersecurity risk is the risk of harm or loss resulting from misuse or abuse of technology or the unauthorized disclosure of data ⚫ Compliance risk is the risk of failing to comply with laws, rules, regulations or codes of conduct and standards of self-regulatory organizations ⚫ Conduct risk is the risk that any action or misconduct by an employee could lead to unfair client or customer outcomes, impact the integrity of the markets in which the Firm operates, harm employees or the Firm, or compromise the Firm’s reputation ⚫ Legal risk is the risk of loss primarily caused by the actual or alleged failure to meet legal obligations that arise from the rule of law in jurisdictions in which the Firm operates, agreements with clients and customers, and products and services offered by the Firm ⚫ Estimations and model risk is the potential for adverse consequences from decisions based on incorrect or misused estimation outputs ⚫ Strategic risk is the risk to earnings, capital, liquidity or reputation1 associated with poorly designed or failed business plans or an inadequate response to changes in the operating environment ⚫ Capital risk is the risk that the Firm has an insufficient level or composition of capital to support the Firm’s business activities and associated risks during normal economic environments and under stressed conditions ⚫ Liquidity risk is the risk that the Firm will be unable to meet cash and collateral needs as they arise or that it does not have the appropriate amount, composition and tenor of funding and liquidity to support its assets and liabilities Key risks addressed in capital adequacy assessment projections The below risks, categorized across four key risk types, represent risks inherent in JPMorgan Chase's business activities. The results of the Firm's capital stress tests reflect risks from each of these categories: Risk types Definition Strategic Credit and investment Market ⚫ Credit and investment risk is the risk associated with the default or change in credit profile of a client, counterparty or customer; or loss of principal or a reduction in expected returns on investments, including consumer credit risk, wholesale credit risk and investment portfolio risk ⚫ Consumer credit risk is the risk associated with the default or change in credit profile of a customer ⚫ Wholesale credit risk is the risk associated with the default or change in credit profile of a client or counterparty ⚫ Investment portfolio risk is the risk associated with the loss of principal or a reduction in expected returns on investments arising from the investment securities portfolio or from principal investments ⚫ Market risk is the risk associated with the effect of changes in market factors, such as interest and foreign exchange rates, equity and commodity prices, credit spreads or implied volatilities, on the value of assets and liabilities held for both the short and long term For additional information on the Firm's risks, see Firmwide Risk Management and the various risk sections on pages 86-154 of JPMorgan Chase’s 2023 Form 10-K 1 Reputational impact is less quantifiable than other risks. Actual losses from historical events that may have impacted the Firm’s reputation are captured through the Firm’s operational loss forecasting framework; however, the entirety of the reputational impact may not be quantifiable Risks and methodologies 10 Operational

Trading & counterparty losses ⚫ Instantaneous global market shocks with no mitigating actions were applied to trading and counterparty positions as of October 12, 2023; mark-to- market and nine-quarter default losses are reflected in the first quarter of the projection period ⚫ Utilizes the existing Firmwide stress framework and models approved for valuation and stress testing to measure the Firm’s exposure to changes in the fair value of financial instruments primarily driven by changes in market factors such as credit spreads, equity prices, interest rates, currency rates and commodity prices ⚫ Counterparty default assumes the instantaneous and unexpected default of the counterparty which would result in the largest loss across derivatives and securities financing transaction activities after the market shock Key methodologies used in capital adequacy assessment projections Components Forecast methodology PPNR Provision for credit losses ⚫ Represents total net revenue less noninterest expense; includes operational risk expense and excludes the provision for credit losses ⚫ Product-centric models and forecasting frameworks for revenue forecasts are based on JPMorgan Chase’s historical experience supp lemented by industry data and qualitative model estimation, where appropriate ⚫ Granular, LOB-level projections are used for expense forecasts, governed by Firmwide expense reduction guidelines for severe stress environments ⚫ Operational risk loss projections utilize multiple approaches. For risks with relatively more frequent losses, the relationship between macroeconomic variables and the Firm’s historical loss experience for those risks are utilized to derive loss projections. For idiosyncratic risks with relatively large potential losses, the loss projections rely on forward-looking assessment of the risk (i.e., scenario analysis, reasonably possible losses) by subject matter experts Provision on loans, lending-related commitments, and held-to-maturity investment securities ⚫ Projections of net charge-offs, allowances for credit losses, and asset balances are based on the composition and characteristics across asset classes and customer segments of the wholesale and consumer loan portfolios and the held-to-maturity investment securities portfolio ⚫ Model-based approach reflects credit migrations and changes in delinquency trends driven by underlying economic factors; additionally, models consider macroeconomic forecasts, characteristics such as credit score, ratings, geographic distribution, product and industry mix, and collateral type ⚫ Utilizes loss experience data relevant to the Firm’s asset classes and portfolios Provision on AFS investment securities ⚫ Projections of losses on AFS positions resulting from credit impairment assumes no investment securities are sold throughout the forecast period ⚫ Credit impairment is estimated using credit migration models for non-securitized assets and cash flow simulations for securitized assets Risks and methodologies 11

Key methodologies used in capital adequacy assessment projections (cont’d) Components Forecast methodology RWA OCI Capital ⚫ Projections of risk-weighted assets are calculated under the Basel III Standardized capital risk-based approach ⚫ Credit risk RWA projections utilize forecasted assets, derivatives, and other off-balance sheet items ⚫ Market risk RWA projections reflect relationships between RWA and overall performance of financial markets affected by key macroeconomic drivers using estimation models ⚫ OCI primarily includes the net change in unrealized gains and losses on investment securities and the Firm’s defined benefit pension and OPEB plans ⚫ Projections are based on estimated changes in value of positions using a combination of full revaluation and sensitivity-based forecasting approaches for AFS investment securities, pension and OPEB plan assets and liabilities ⚫ Capital projections reflect the standardized set of capital action assumptions that are specified in the Federal Reserve's DFAST Rule ⚫ Projections reflect changes in valuations of HFS loans and commitments pending syndication, as well as loans accounted for under the FVO in the Firm’s wholesale loan portfolio and any loan hedges ⚫ Projections capture the Firm’s exposure to changes in the mark-to-market value of HFS/FVO loans primarily due to credit spreads, default losses and business strategy for the portfolio Other gains/losses Risks and methodologies 12

Forward-looking statements The results presented here contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including projections that represent estimates based on the hypothetical, severely adverse economic and market scenarios and assumptions under the Supervisory Severely Adverse Scenario prescribed by the Federal Reserve. The stress test results do not represent JPMorgan Chase's forecasts of actual expected gains, losses, pre-provision net revenue, net income before taxes, capital, risk-weighted assets, or capital and leverage ratios. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs-web.com/ir/sec-other- filings/overview), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 13